UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2022

ADVANCED DRAINAGE SYSTEMS, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware		001-36557	51-0105665
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

4640 Trueman Boulevard,			43026
Hilliard,	Ohio
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (614) 658-0050
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WMS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition
On February 3, 2022, Advanced Drainage Systems, Inc. (the "Company") issued a press release setting forth the Company’s unaudited results for the third quarter ended December 31, 2021. A copy of the Company’s press release with the results is being furnished as Exhibit 99.1 and hereby incorporated by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.
Item 7.01    Regulation FD Disclosure
As previously announced, at 10:00 a.m. (Eastern time) on February 3, 2022, the Company’s President and Chief Executive Officer, Scott Barbour, and Chief Financial Officer, Scott Cottrill, will host a conference call and webcast to discuss the Company’s unaudited results for the third quarter ended December 31, 2021. A copy of the Company’s slides forming the basis of the presentation is being furnished as Exhibit 99.2 and hereby incorporated by reference.
The live webcast will also be accessible via the "Events Calendar" section of the Company’s Investor Relations website, www.investors.ads-pipe.com. An archived version of the webcast will be available for 90 days following the call.
Item 8.01    Other Events
On February 3, 2022, the Company issued a press release announcing the approval by the Board of Directors (the "Board") of the Company of the declaration of a cash dividend of $0.11 per share, payable on March 15, 2022, to stockholders of record at the close of business on March 1, 2022. The press release also announced that the Board has approved a new $1 billion stock repurchase program (the "Repurchase Program"). The Repurchase Program replaces the previously established share repurchase program, which has no remaining available capacity. The Company is now authorized to repurchase, from time to time, as the Company deems appropriate, up to $1 billion of shares of the Company’s common stock ("Common Stock"). Repurchases of shares of Common Stock will be made in accordance with applicable securities laws. The Repurchase Program does not obligate the Company to acquire any particular amount of Common Stock, and it may be suspended or terminated at any time at the Company’s discretion. A copy of the Company’s press release is attached hereto as Exhibit 99.3 and hereby incorporated by reference.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits
The following exhibits are being furnished as part of this report:

99.1	Press Release of Advanced Drainage Systems, Inc., dated February 3, 2022, regarding earnings

99.2	Presentation slides, dated February 3, 2022, regarding earnings

99.3	Press Release of Advanced Drainage Systems, Inc., dated February 3, 2022, regarding dividend and Repurchase Program

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DRAINAGE SYSTEMS, INC.

Date: February 3, 2022	By:	/s/ Scott A. Cottrill
	Name:	Scott A. Cottrill
	Title:	EVP, CFO & Secretary
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